SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): August 8, 1996



                                 ARCTIC CAT INC.
             (Exact name of Registrant as specified in its charter)



          Minnesota                    0-18607                 41-1443470
 (State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)



       600 Brooks Avenue South
       Thief River Falls, Minnesota                                 56701
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (218) 681-8558




                                  ARCTCO, INC.
          (Former name or former address, if changed since last report)




Item 5.  Other Events.

         On August 8, 1996, the stockholders of Arctco, Inc. (the "Company") approved an amendment to the Company's Restated Articles of Incorporation changing the Company's name to Arctic Cat Inc. The name change became effective upon filing with the Minnesota Secretary of State on August 19, 1996.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            ARCTIC CAT INC.


                                            By /s/ Christopher A. Twomey
                                              Christopher A. Twomey, President
                                               and Chief Executive Officer

Dated: August 19, 1996